SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (date of earliest event reported ) February 9, 2001
                                ----------------


                               NETCRUISE.COM, INC.
                               -------------------
             (Exact name of registrant as specified in its charter)



     New Jersey                  O-29188                      22-2719541
  (state or other         (Commission file number)           (IRS Employer
     jurisdiction of                                          Identification
     incorporation)                                           Number)



      2401 Morris Avenue, Union, New Jersey                        07083
      ----------------------------------------------------------   -----
      (address of principal executive offices)                   (Zip Code)



                       Registrant's telephone number,
                   including area code, (908) 801-8767
                             --------------





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Item 5:  OTHER EVENTS

         Scale Back of Operations.

         Effective at the close of business on Friday, February 9, 2001, netcruise.com, Inc. has scaled back operations while it seeks additional financing. The Company will continue to service existing customers through its service center in Union, New Jersey. Until additional financing is received by the Company, additional marketing efforts are being suspended.

         All employees of the Company have been temporarily laid-off. However, management and a majority of the employees have agreed to continue rendering their services to the Company on a temporary unpaid basis until additional financing is secured. This is intended to enable the Company to maintain uninterrupted servicing of its clients and to maintain operation of its website
- www.netcruise.com - while additional financing is sought.


Item 7:  FINANCIAL STATEMENTS AND EXHIBITS

         None

                                   SIGNATURES

         Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                              NETCRUISE.COM, INC.
         February 13, 2001

                                            By:      /s/ Lawrence E. Burk
                                                     --------------------
                                                       Lawrence E. Burk
                                         President and Chief Executive Officer